                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
                                       of
                             ALBA-WALDENSIAN, INC.
                       PURSUANT TO THE OFFER TO PURCHASE
                            DATED NOVEMBER 12, 1999
                                       by
                             AWS ACQUISITION CORP.
                          a wholly-owned subsidiary of
                           TEFRON U.S. HOLDINGS CORP.
                          a wholly-owned subsidiary of
                                  TEFRON LTD.

------------------------------------------------------------------------------

   THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON MONDAY, DECEMBER 13, 1999, UNLESS THE OFFER IS EXTENDED.

------------------------------------------------------------------------------

                        THE DEPOSITARY FOR THE OFFER IS:

                           FIRST UNION NATIONAL BANK

               By Mail:                                 By Hand:                          By Overnight Delivery:

       First Union National Bank                First Union National Bank                First Union National Bank
      Corporate Trust Operations               Corporate Trust Operations               Corporate Trust Operations
 1525 West W.T. Harris Boulevard, 3C3     1525 West W.T. Harris Boulevard, 3C3     1525 West W.T. Harris Boulevard, 3C3
 Charlotte, North Carolina 28288-1153     Charlotte, North Carolina 28288-1105     Charlotte, North Carolina 28262-1105

       By Facsimile Transmission                  To Confirm Receipt of
   (For Eligible Institutions Only)           Notice of Guaranteed Delivery
            (704) 590-7628                           (704) 590-7408
To Confirm Facsimile Transmission Only
            (704) 590-7408


    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSIONS OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.


    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.


    This Letter of Transmittal is to be completed by stockholders either if certificates for Shares (as defined in the Offer to Purchase dated November 12, 1999 (the "Offer to Purchase")) are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if tenders of Shares are to be made by book-entry transfer to the depositary and transfer agent, First Union National Bank ("Depositary") at the Depository Trust Company ("DTC"), pursuant to the book-entry procedures set forth in Section 3 of the Offer to Purchase. Stockholders who tender Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders."


    Holders of Shares whose certificates for such Shares (the "Share Certificates") are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase) or who cannot complete the procedures for book-entry transfer, if applicable, on a timely basis, must tender their Shares according to the guaranteed delivery procedures set forth in
Section 3 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

                         DESCRIPTION OF SHARES TENDERED
-----------------------------------------------------------------------------------
 NAME(S) AND ADDRESS(ES) OF REGISTERED
               HOLDER(S)
      (PLEASE FILL IN EXACTLY AS          CERTIFICATE(S) AND SHARE(S) TENDERED
          NAME(S) APPEAR(S)                 (ATTACH ADDITIONAL SIGNED LIST, IF
  ON SHARE CERTIFICATE(S) TENDERED)                     NECESSARY)
-----------------------------------------------------------------------------------
                                                       TOTAL NUMBER
                                                        OF SHARES
                                            SHARE      REPRESENTED      NUMBER
                                         CERTIFICATE     BY SHARE     OF SHARES
                                          NUMBER(S)*   CERTIFICATE(S)*  TENDERED**
                                         ------------------------------------------

                                         ------------------------------------------

                                         ------------------------------------------

                                         ------------------------------------------

                                         ------------------------------------------

                                         ------------------------------------------
                                          TOTAL SHARES
                                         ------------------------------------------

  * Need not be completed by Book-Entry Stockholders.

 ** Unless otherwise indicated, it will be assumed that all Shares represented by Share Certificates delivered to the Depositary are being tendered. See Instruction 4.

/ / CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN
    ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN DTC MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

    Name of Tendering Institution
                                  ----------------------------------------------

    Account Number                       Transaction Code Number
                   ---------------------                         ---------------

/ / CHECK HERE IF SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED
    DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

    Name(s) of Registered Holder(s)
                                    --------------------------------------------

    Window Ticket Number (if any)
                                  ----------------------------------------------

    Date of Execution of Notice of Guaranteed Delivery
                                                       -------------------------

    Name of Institution which Guaranteed Delivery
                                                  ------------------------------

/ / CHECK HERE IF CERTIFICATES FOR SHARES TO BE TRANSFERRED HAVE BEEN LOST,
    DESTROYED, MUTILATED OR STOLEN. SEE INSTRUCTION 10.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:


     The undersigned hereby tenders to AWS Acquisition Corp. (the "Purchaser"), a Delaware corporation, and a wholly-owned subsidiary of Tefron U.S. Holdings Corp., a Delaware corporation (the "Parent") and a wholly-owned subsidiary of Tefron Ltd., a corporation organized under the laws of the State of Israel ("Tefron"), the above described shares of Common Stock, par value $2.50 per share (the "Shares"), of Alba-Waldensian, Inc., a Delaware corporation (the "Company"), pursuant to the Purchaser's offer to purchase all outstanding Shares at a price of $18.50 per Share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, as amended or supplemented from time to time, together with the Offer to Purchase constitute the "Offer"). The undersigned understands that the Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its direct or indirect subsidiaries or affiliates the right to purchase all or any portion of the Shares tendered pursuant to the Offer. As used herein, the term "Purchaser" shall, if applicable, include any such subsidiary and affiliate.


     Subject to, and effective upon, acceptance for payment of the Shares tendered hereby in accordance with the terms and subject to the conditions of the Offer (including if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns, and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby and any and all dividends on the Shares, including, without limitation, the issuance of additional Shares pursuant to a stock dividend or stock split, the issuance of other securities, the issuance of rights for the purchase of any securities, or any cash dividends that are declared or paid by the Company on or after the date of the Offer to Purchase and are payable or distributable to stockholders of record on a date prior to the transfer into the name of the Purchaser or its nominees or transferees on the Company's stock transfer records of the Shares purchased pursuant to the Offer (collectively, "Distributions"), and irrevocably constitutes and appoints the Depositary the true and lawful agent, attorney-in-fact and proxy of the undersigned to the full extent of the undersigned's rights with respect to such Shares (and Distributions) with full power of substitution (such power of attorney and proxy being deemed to be irrevocable and coupled with an interest), to (a) deliver Share Certificates (and Distributions), or transfer ownership of such Shares on the account books maintained by DTC, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser upon receipt by the Depositary, as the undersigned's agent, of the purchase price, (b) present such Shares (and Distributions) for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and Distributions), all in accordance with the terms and subject to the conditions of the Offer.

     By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints designees of the Purchaser, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of the undersigned's rights with respect to the Shares, to vote in such manner as each such attorney and proxy or his or her substitute shall, in his or her sole discretion, deem proper, and otherwise act (including pursuant to written consent) with respect to all of the Shares tendered hereby which have been accepted for payment by the Purchaser prior to the time of such vote or action (and Distributions) which the undersigned is entitled to vote at any meeting of stockholders of the Company (whether annual or special and whether or not an adjourned meeting), or by written consent in lieu of such meeting, or otherwise. This power of attorney and proxy is coupled with an interest in the Company and in the Shares and is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by the Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke, without further action, any other power of attorney or proxy granted by the undersigned at any time with respect to such Shares (and Distributions) and no subsequent powers of attorney or proxies will be given (and if given will be deemed not to be effective) with respect thereto by the undersigned. The undersigned understands that the Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon the Purchaser's acceptance for payment of such Shares, the Purchaser is able to exercise full voting rights with respect to such Shares and Distributions, including voting at any meeting of stockholders.

     By executing this Letter of Transmittal, the undersigned represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions, that the undersigned own(s) the Shares tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that such tender of Shares complies with Rule 14e-4 under the Exchange Act and that when the same are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents reasonably deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of the Purchaser any and all other Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of such Distributions and may withhold the entire purchase price or deduct from the purchase price of Shares tendered hereby the amount or value thereof, as determined by the Purchaser in its sole discretion.

     No authority herein conferred or herein agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned. Tenders of Shares pursuant to the Offer are irrevocable, except that Shares tendered pursuant to the Offer may be withdrawn at any time on or prior to the Expiration Date and, unless theretofore accepted for payment pursuant to the Offer, may also be withdrawn at any time after January 11, 2000. See Section 4 of the Offer to Purchase.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer.

     Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any Share Certificates not tendered or accepted for payment in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions" please mail the check for the purchase price and/or return any Share Certificates not tendered or accepted for payment (and accompanying documents as appropriate) to the undersigned at the address shown below the undersigned's signature. In the event that both the "Special Delivery Instructions" and the "Special Payment Instructions" are completed, please issue the check for the purchase price and/or return any Share Certificates not tendered or accepted for payment in the name(s) of, and deliver said check and/or return certificates to, the person or persons so indicated. Book-Entry Stockholders may request that any Shares not accepted for payment be returned by crediting such account maintained at DTC as such Book-Entry Stockholder may designate by making an appropriate entry under "Special Payment Instructions." The undersigned recognizes that the Purchaser has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares from the name of the registered holder thereof if the Purchaser does not accept for payment any of such Shares tendered hereby.


       SPECIAL PAYMENT INSTRUCTIONS                     SPECIAL DELIVERY INSTRUCTIONS
          (SEE INSTRUCTIONS 1, 5, 6 AND 7)              (SEE INSTRUCTIONS 1, 5, 6 AND 7)

    To be completed ONLY if Share Certificates not      To be completed ONLY if Share Certificates not
tendered or not purchased and/or the check for the      tendered or not purchased and/or the check for the
purchase price of Shares purchased are to be issued in  purchase price of Shares purchased are to be sent to
the name of someone other than the undersigned, or if   someone other than the undersigned, or to the
Shares tendered by book-entry transfer which are not    undersigned at an address other than that shown on the
purchased are to be returned by credit to an account    inside front cover.
maintained at DTC other than that designated on the
inside front cover.

Issue:         / / Check      / / Certificate(s) to:    Mail         / / Check         / / Certificate(s) to:


Name                                                    Name
     -----------------------------------------------         ------------------------------------------------
                        (PRINT)                                                 (PRINT)

Address                                                 Address
     -----------------------------------------------         ------------------------------------------------

----------------------------------------------------    -----------------------------------------------------
                     (ZIP CODE)                                              (ZIP CODE)

----------------------------------------------------    -----------------------------------------------------
   (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)               (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)
              (SEE SUBSTITUTE FORM W-9)

/ / Credit unpurchased Shares tendered by book-entry transfer to account at DTC set forth below:

----------------------------------------------------
                  (ACCOUNT NUMBER)

                                   IMPORTANT

                             STOCKHOLDER: SIGN HERE
           (ALSO PLEASE COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREIN)

X
  ----------------------------------------------------------------------------
                        SIGNATURE(S) OF STOCKHOLDER(S)

X
  ----------------------------------------------------------------------------
                        SIGNATURE(S) OF STOCKHOLDER(S)

Dated:                    1999
       ------------------

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on the Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the necessary information. See Instruction 5.)


Name(s):
         -----------------------------------------------------------------------
                                  (PLEASE PRINT)

Capacity (full title):
                       ---------------------------------------------------------

Address:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   (ZIP CODE)

Area Code and Tel. No.:
                        --------------------------------------------------------

Tax Identification or
  Social Security No.:
                       --------------------------------------------------------
                               (SEE SUBSTITUTE FORM W-9 INCLUDED HEREIN)

                           GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED--SEE INSTRUCTIONS 1 AND 5)


Authorized Signature:
                      ----------------------------------------------------------

Name (Please print):
                     -----------------------------------------------------------

Name of Firm:
              ------------------------------------------------------------------

Address:
         -----------------------------------------------------------------------
                                  (INCLUDE ZIP CODE)

Area Code and Tel. No.:
                        --------------------------------------------------------

Dated:                , 1999
       --------------

                                  INSTRUCTIONS




             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER


1. GUARANTEE OF SIGNATURES.

     No signature guarantee on this Letter of Transmittal is required (i) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of Shares) of the Shares tendered herewith, unless such holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" above or (ii) if such Shares are tendered for the account of a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program (an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES.

     This Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Share Certificates, or timely confirmation of a book-entry transfer (a "Book-Entry Confirmation") of such Shares into the Depositary's account at DTC, as well as this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message in the case of a book-entry delivery, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date (as defined in the Offer to Purchase). Stockholders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedures for delivery by book-entry transfer on a timely basis may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Purchaser, must be received by the Depositary on or prior to the Expiration Date; and (iii) the Share Certificates (or a Book-Entry Confirmation) representing all tendered Shares, in proper form for transfer together with a properly completed and duly executed Letter of Transmittal (or a facsimile hereof), with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three AMEX trading days after the date of execution of such Notice of Guaranteed Delivery. An "AMEX trading day" is any day on which American Stock Exchange is open for business. If Share Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal (or facsimile hereof) must accompany each such delivery.

     THE METHOD OF DELIVERY OF SHARE CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal or facsimile hereof, waive any right to receive any notice of the acceptance of their Shares for payment.

3. INADEQUATE SPACE.

     If the space provided herein under "Description of Shares Tendered" is inadequate, the certificate numbers and/or the number of Shares and any other required information should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

4. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS OF SHARES WHO TENDER BY BOOK-ENTRY TRANSFER).

     If fewer than all the Shares evidenced by any Share Certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, new Share
Certificate(s) for the remainder of the Shares that were evidenced by your old Share Certificate(s) will be sent to you, unless otherwise provided in the appropriate box marked "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Share Certificate(s) without alteration, enlargement or any other change whatsoever.

     If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Shares are registered in different names on several Share Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

     If this Letter of Transmittal or any Share Certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority to so act must be submitted.

     When this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of Share Certificates or separate stock powers are required unless payment is to be made to or Share Certificates not tendered or purchased are to be issued in the name of a person other than the registered owner(s). Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Shares listed, the Share Certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner(s) appear(s) on the Share Certificates. Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

6. STOCK TRANSFER TAXES.


     Except as set forth in this Instruction 6, the Purchaser will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of purchased Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or certificate(s) for Shares not tendered or not purchased are to be issued in the name of any person(s) other than the registered holder(s), or if tendered Share Certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person(s)) payable on account of the transfer to such person will be deducted from the purchase price received by such person(s) pursuant to this Offer (i.e., such purchase price will be reduced) unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.


     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE SHARE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS.

     If a check is to be issued in the name of, and/or certificates for unpurchased Shares are to be returned to, a person other than the person(s) signing this Letter of Transmittal or if a check is to be sent and/or such Share Certificates are to be returned to someone other than the person(s) signing this Letter of Transmittal or to an address other than that shown on the inside front cover hereof, the appropriate boxes on this Letter of Transmittal should be completed. Book-Entry Stockholders may request that Shares not purchased be credited to such account maintained at DTC as such Book-Entry Stockholder may designate hereon. If no such instructions are given, such Shares not purchased will be returned by crediting the account at DTC designated above. See Instruction 1.

8. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses set forth below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal and other tender offer materials may be directed to the Information Agent or to brokers, dealers, commercial banks or trust companies.

9. UNITED STATES BACKUP WITHHOLDING; SUBSTITUTE FORM W-9.

     Under U.S. federal income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary with such stockholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below, or alternatively, to establish another basis for an exemption from backup withholding. If the Depositary is not provided with the correct TIN, the Internal Revenue Service may subject the stockholder or other payee to a $50 penalty, and payments that are made to such stockholder or other payee with respect to Shares purchased pursuant to the Offer may be subject to 31% backup withholding.

     Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt holders should indicate their exempt status on Substitute Form W-9. In order for a foreign individual to qualify as an exempt recipient, such holder must submit to the Depositary a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder or other payee. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     To prevent backup withholding on payments that are made to a stockholder or other payee with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of such stockholder's correct TIN (or the TIN of any other payee) by completing a Substitute Form W-9 certifying, under penalties of perjury, (i) that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN), and (ii) that
(a) such stockholder is exempt from backup withholding, (b) such stockholder has not been notified by the Internal Revenue Service that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends or (c) the Internal Revenue Service has notified such stockholder that such stockholder is no longer subject to backup withholding.

     The box in Part 3 of the Substitute Form W-9 may be checked if the tendering stockholder (or other payee) has not been issued a TIN but has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Depositary.

     The stockholder is required to give the Depositary the TIN of the record holder of the Shares. If the Shares are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed

"Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

10. LOST, DESTROYED, MUTILATED, OR STOLEN CERTIFICATES.

     If any Share Certificate(s) have been lost, destroyed, mutilated, or stolen, the stockholder should promptly notify the Company's transfer agent First Union National Bank at (800) 829-8432. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, mutilated, or destroyed certificates have been followed.

11. WAIVER OF CONDITIONS.

     The conditions to the Offer may be waived by Purchaser (subject to certain limitations in the Merger Agreement (as defined in the Offer to Purchase)), in whole or in part at any time and from time to time in Purchaser's sole discretion.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE COPY HEREOF) OR AN AGENT'S MESSAGE TOGETHER WITH SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.

                 TO BE COMPLETED BY ALL TENDERING STOCKHOLDERS
                              (SEE INSTRUCTION 9)
                      PAYER'S NAME: AWS ACQUISITION CORP.

START HERE

                                  PART I -- Please provide your name, address
            SUBSITUTE             (below) and TIN (in Part 3) and certify by              Social Security Number
                                  signing and dating below                                          OR
            FORM W-9              Name:     _________________________________
                                  Address:  _________________________________               Employer ID Number
                                  ___________________________________________
   DEPARTMENT OF THE TREASURY                                                               Awaiting TIN ________________
    INTERNAL REVENUE SERVICE
                                  PART II -- CERTIFICATION -- Under penalties of perjury, I certify that:
                                  (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me and have checked the box in Part 3) and
      PAYER'S REQUEST FOR         (2) I am not subject to backup withholding because: (a) I am exempt from backup
    TAXPAYER IDENTIFICATION           withholding, (b) I have not been notified by the Internal Revenue Service (the
         NUMBER ("TIN")               "IRS") that I am subject to backup withholding as a result of a failure to report
       AND CERTIFICATION              all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

                                  CERTIFICATION INSTRUCTIONS -- You must cross out item (2) of Part 2 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).
                                                                                                              1999
--------------------------------------------------         --------------------------------------------------
                    Signature                                                   Date


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or
 (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld.


 -------------------------------------------------   -------------------------
                   Signature                                    Date

     Questions and requests for assistance or additional copies of the Offer to Purchase, the Letter of Transmittal and other tender offer materials may be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers listed below. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.


                    The Information Agent for the Offer is:
                             D.F. KING & CO., INC.
                                77 Water Street
                            New York, New York 10005
                 Banks and Brokers Call Collect: (212) 269-5550
                   All Others Call Toll Free: (800) 659-6590



                      The Dealer Manager for the Offer is:
                     CREDIT SUISSE FIRST BOSTON CORPORATION

                             Eleven Madison Avenue
                         New York, New York 10010-3629
                         Call Toll Free (800) 881-8320

November 12, 1999